Exhibit 99.1

Citius Pharmaceuticals, Inc. Corporate Presentation Winter 2020 NASDAQ: CTXR

2 Disclaimer This presentation has been prepared by Citius Pharmaceuticals, Inc. (the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all - inclusive or to contain all of the information you may desire. The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together. Information provided in this presentation speaks only as of the date hereof. The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances. This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, o pinions and beliefs of the Company that are not historical facts. Such forward - looking statements may be identified by words such as “beli eves”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words. The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other f act ors beyond the Company’s control that may cause actual results to differ materially from what is presented herein. Investors are stron gly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these for ward looking statements. These forward - looking statements speak only as of the date of this presentation and should not be construed as stat ements of facts. NASDAQ: CTXR

Olympic Motto: “ Citius , Altius, Fortius ” (Faster, Higher, Stronger) Late Stage Lead Asset Large Market Need Expert Team to Execute Mid - way through Phase 3; Favorable review received from Futility Analysis by Independent Review Board Market estimated to be ~$1.5B worldwide; current SOC is dangerous and costly Management has history of >$1B in pharma M&A; Scientific Advisors are key KOL’s in infectious disease Investment Opportunity 3 NASDAQ: CTXR

Key Management & Advisors

MANAGEMENT

Leonard Mazur, Director and Chairman of the Board

- Has launched many leading brands in their respective categories
- Founder/co-founder of: Genesis, Triax, Akrimax, and others
- Previous executive positions: Medicis Pharma, ICN Pharma, and Knoll Pharma (division of BASF), Cooper Laboratories

Myron Holubiak, President & CEO and Director

- Former President of Roche Laboratories, where he transformed it into a leading antibiotic and biotech company
- Former Chairman of Bioscrip, Inc., a national home infusion services provider

Jaime Bartushak, CFO

- 20 years corporate finance, M&A, and strategic planning

Gary Talarico, EVP, Operations

- Has lead commercial activities for many corporate expansions and start-ups, including Reliant Pharma and Ventiv Health
- Directs all commercial disciplines at Citius

SCIENTIFIC ADVISORS

Issam Raad, M.D.

- Chair of MD Anderson Cancer Center's Dept. of Infectious Diseases
- Author of the underlying patents for Mino-Lok®
- Dr. Raad's innovations have been endorsed at the highest level (Category 1A) by the Center for Disease Control (CDC)

Mark Rupp, M.D.

- Professor and Chief of the Division of Infectious Diseases in the Dept. of Internal Medicine at the U. of Nebraska Medical Center
- Past-President of SHEA and Past-President of ASM Division L
- Has served as consultant to FDA, CDC, NIH, and VA

Leonard A. Mermel, D.O.

- Technical Expert Panel Member of Medicare Patient Safety Monitoring System, US Dept. of Health & Human Services
- Has co-authored US guidelines dealing with prevention and management of intravascular catheter infections

We believe we have the team needed to execute on commercial preparation, IDSA guidelines, and strategic partnerships

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Program Market (Worldwide) Preclinical Phase I Phase II Phase III Mino - Lok® Treat CVC Infections > $1.5B CITI - 002 (Halo - Lido) Rx Therapy for Hemorrhoids > $2B CITI - 101 (Mino - Wrap) Prevent Infections Associated with Breast Implants ~ $400M Next milestone: Phase 2B Initiated (Q3 2020) Pre - IND c FDA Next milestone: 75% superiority interim analysis (Mar 2020) Unique Pipeline in Progressive Stages NASDAQ: CTXR 5 Anticipated activities and dates:

LEAD PRODUCT Minocycline/EDTA/Ethanol Antibiotic Lock Therapy for Salvaging Catheters That Cause Bloodstream Infections Mino - Lok®

7 Central Venous Catheters Central Venous Catheters (CVCs), Peripherally Inserted Central Catheter (PICCs), and Hemodialysis Central Venous Catheter PICC Hemodialysis NASDAQ: CTXR

8 Pathogenesis of CRBSI Safdar N, Maki DG. The pathogenesis of catheter - related bloodstream infection with noncuffed short - term central venous catheters. Int Care Med . 2004;30:62 - 67. Endogenous: Skin flora Extrinsic: HCW hands; Contaminated field Endogenous: Skin flora Extrinsic: HCW hands From distant Infection (<10%) NASDAQ: CTXR

9 Bioﬁlm Formation Protects Colonies • Pathogens attach to the surface of the lumen in a central venous catheter and form colonies. • Colonies grow and exude a fibrous glycocalyx that protects the organisms from antibiotics, even when shown to be sensitive in vitro Micrograph of Biofilm in Central Venous Catheter NASDAQ: CTXR

THE PROBLEM: CVC’s are a Lifeline for Cancer Patients BUT Infection Rates + Poor SOC Leads to Death & Morbidity Infections are Common & Dangerous Of the 7,000,000 CVCs used annually in US, up to 472,000 become infected leading to serious, life threatening infections called CRBSI/CLABSI. 1 These infections are associated with 12 - 25% mortality and morbidity. 2 Hospitals are penalized for reporting high infection rates, not to mention, incur an attributable cost of $46,000 to $65,000 per episode SOC is a Poor Option for Patients & Hospitals Current SOC is to remove and replace (R&R) the CVC, while treating with systemic antibiotics Catheter R&R causes physical and psychological symptoms in 57% to 67% of patients. 3 R&R is difficult for many patients, due to unavailability of other accessible vascular sites and the need to maintain infusion therapy Cost for just the R&R procedure is ~$10,000 Mino - Lok is the first – and only – therapy under investigation that can be used to sterilize and salvage the infected CVC avoiding the complications, discomfort and costs of removal and replacement. 10 NASDAQ: CTXR Sources: 1. Shah H., Bosch W., Hellinger W. C., Thompson K. M. (2013). Intravascular catheter - related bloodstream infection. Neurohospitalist 3, 144 – 151. doi : 10.1177/1941874413476043. 2. Antoňáková Němčíková A, Bednárovská E. Catheter - related bloodstream infections: do we know all of it? Klin Onkol . 2017;30(6):405 – 411. doi : 10.14735/amko2017405 . 3. Chaftari , AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID W eek 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017

Long - term central venous catheter (CVC) – or port (P) – related bacteremia or fungemia Complicated Uncomplicated Tunnel infection, port abscess Septic thrombosis, endocarditis, osteomyelitis Coagulase - negative staphylococcus Staphylococcus aureus Enterococcus Gram - negative bacilli Candida spp. Remove CVC/P & treat with antibiotics for 7 - 10 days Remove CVC/P & treat with antibiotics for 4 - 6 weeks; 6 - 8 weeks for osteomyelitis in adults May retain CVC/P & use systemic antibiotics for 10 - 14 days + antibiotic lock therapy for 10 - 14 days. Remove CVC/P if there is clinical deterioration persisting or relapsing bacteremia. Remove the infected catheter and then treat with 4 - 6 weeks of antimicrobial therapy unless the patient has exceptions listed in Recommendation 80. May retain CVC/P & use systemic antibiotic for 7 - 14 days + antibiotic lock therapy for 7 - 14 days. Remove CVC/P if there is clinical deterioration persisting or relapsing bacteremia. CURRENT IDSA GUIDELINES Remove CVC/P & treat for 7 - 14 days for CVC/P salvage, use systemic & antibiotic lock therapy for 10 - 14 days; if no response, remove CVC/P, rule out endocarditis or suppurative thrombophlebitis, and if not present treat with antibiotic for 10 - 14 days. Remove CVC/P & treat with antifungal therapy for 14 days after the first negative blood culture. Mermel L A et al. Clin Infect Dis. 2009:49:2 - 45 NASDAQ: CTXR 11

CVC Remove and Replace (R&R) Complications

R&R procedures are invasive and discomforting to patient

R&R Procedures are costly and usually require additional hospital stay.

Complications include infection, thrombosis, occlusion, and mechanical complications.

- ✓ Infectious complications are reported to occur in 5% to 26% of patients;
- ✓ Mechanical complications in 5% to 19%; and,
- ✓ Thrombotic complications in 2% to 26%.[1,2]

Mechanical complications associated with the insertion of CVCs include arterial puncture, hematoma, hemothorax, pneumothorax, arterial-venous fistula, venous air embolism, nerve injury, thoracic duct injury (left side only), intraluminal dissection, and puncture of the aorta.[3]

Catheter removal and reinsertion causes physical and psychological symptoms in 57% to 67% of patients, respectively.[4]



Sources (NCBI: Annals of Translational Medicine):

1. McGee DC, Gould MK.. Preventing complications of central venous catheterization. N Engl J Med 2003;348:1123-33.
2. Merrer J, De Jonghe B, Golliot F, et al. Complications of femoral and subclavian venous catheterization in critically ill patients: a randomized controlled trial. JAMA 2001;286:700-7.
3. Polderman KH, Girbes AJ.. Central venous catheter use. Part 1: mechanical complications. Intensive Care Med 2002;28:1-17.
4. Chaftari, AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID Week 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017

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13 Locking a Central Venous Line with Mino - Lok® Locking a Catheter is a Standard Operating Procedure 1. Using Mino - Lok does not require any novel methodologies. 2. Any RN or LPN or Technician can perform the procedure. 3. There is no change in normal workflow and does not require exceptional training. 4. The patient does not experience any sensations similar to the threading of a central line through a vein or artery. 5. The procedure does not require any change to the tunneling or change in placement of the central line. 6. No anesthesia (general or local) is needed. 7. Standard sterile techniques still apply. *Mino - Lok™ is not flushed into the venous system. NASDAQ: CTXR

14 Phase 2b Trial Results Parameter Mino - Lok Arm N ( % ) Control Arm N ( % ) Patients 30 (100%) 60 (100%) Cancer Type - Hematologic 20 (67) 48 (80) - Solid tumor 10 (33) 12 (20) ICU Admission 4 (13) 4 (7) Mech. Ventilator 3 (10) 0 (0) Bacteremia - Gram+ 17 (57)* 32 (53) - Gram - 14 (47)* 28 (47) Neutropenia (<500 ) 19 (63) 36 (60) Microbiologic Eradication 30 (100) 60 (100) - Relapse 0 (0) 3 (5) *** Complications 0 (0) 8 (13) SAEs related to R&R 0 (0) 6 (10) Overall Complication Rate 0 (0%) 11** (18%) *1 polymicrobial patient had Gr+ and Gr – organism cultured; ** 6 patients had >1 complication; ***all 3 CVCs were removed withi n 1 month. NASDAQ: CTXR

Mino-Lok® Phase 3 Pivotal Trial Design

Multi-center, randomized, open label, blinded assessor, active control superiority study

(80% powered)

Adjunct in CLABSI/CRBSI

Patients with CRBSI/CLABSI (n~ 144)

R

Active Arm (n=72)
Mino-Lok® Solution

Control Arm (n=72)
Antibiotic Lock

Anticipated median time of 21 days vs. 38 days to achieve significance

Interim Analysis
Performed at 40% for Futility and 75% for Superiority

Primary End Point
Comparison of "Time to Catheter Failure", TOC = 6 weeks

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Mino - Lok® Time - To - Catheter Failure Trial Design 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 Catheter Survival (%) Time (days) Kaplan - Meier Model ALT MLT 21 vs. 38 Day Difference in Median Number of Catheter Failures NASDAQ: CTXR 16

17 Independent Data Monitoring Committee has recommended to continue the Phase 3 trial with no amendments Mino - Lok® is Fast Tracked & Priority Reviewed. Test for Superior Efficacy is Estimated to Occur Q2 2020. Phase 3 Futility Analysis Complete (Dec. 2019) NASDAQ: CTXR

Mino-Lok® Development Plan (estimated as of Jan. 2020)


2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1 Q2 Q3 Q4 Q1 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Phase 2
Phase 3 ALT Study
First Patient In
Interim Data
40% Futility
Interim Data
75% Superiority
Chemistry and Manufacturing Control (CMC) Development
2nd Trial Pediatric (if needed)
Registration Manufacturing and Stability
FDA EOP2 Meeting
FDA CMC Meeting
FDA Interim Mtg.
FDA Review Mtg.
INDA Submission
Commercial Preparation

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• Qualified Infectious Disease Product (QIDP) Eligibility for Fast Track Status, enables frequent communication and collaboration with FDA; Priority Review, reduces the NDA review time from 12 to 6 months; and, Market Exclusivity, grants an additional 5 years of market exclusivity at NDA, combined with Hatch - Waxman. • Fast Track Designation Fast Track expedites review of drugs which treat a serious or life - threatening condition and fills an unmet medical need. More frequent meetings with FDA to discuss the development plan and ensure collection of appropriate data needed to support approval; More frequent correspondence with FDA about the design of the clinical trials; Rolling review allows for completed sections of the New Drug Application (NDA) to be submitted and reviewed by FDA rather than waiting until the entire application is compiled and submitted for review. 19 Regulatory Protection Granted in October 2015 NASDAQ: CTXR Granted in October 2017

Market Opportunity

Pursue Directly



United States


>1 million
CLABSI's per
year

Worldwide

Partnerable



Ex-US

With modest penetration at conservative pricing, we believe that >$500M peak year U.S. sales is achievable.

Regulatory Updates

DISARM Act is pending in the Senate, which would create a DRG carveout for QIDP products. This would allow for full reimbursement for CMS programs and not be part of the payment bundle.

Reimbursement

Company will apply for NTAP, which was just increased to 75% of list price, which would apply to all QIDP products

Company will apply for transitional pass-through

Pricing

Conservative pricing to allow for rapid market uptake would be ~$1.4k treatment

Pricing should have elasticity upwards, given the alternative, R&R (~$10k)

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Intellectual Property

Mino-Lok™ is supported by a robust intellectual property portfolio ***Composition of Matter patent*** *that provides protection until* ***June 7, 2024****.* ***Formulation Patent*** *has been issued and will add protection through* ***2036.***

Creators	Description of Patent	All U.S. and Foreign Patent Applications / Patent Numbers
Issam Raad, M.D. et al	Antimicrobials in Combination with Chelators and Ethanol for the Rapid Eradication of Micro-organisms Embedded in Biofilm (Composition of Matter)	• U.S. Patent No.: 7,601,731; • EP Ser. No.: 04754538.9; • CA Ser. No.: 2,528,522;
Issam Raad, M.D. Joel Rosenblatt, Ph.D. et al	Antimicrobial Catheter Lock / Flush Solutions with Enhanced Stability (Formulation)	• Pub.No.: US 2017/051373 A1 • Global IP: UTFC.P1283WO

U.S. Patent No. 7,601,731 (Composition of Matter) was filed on June 7, 2004 priority date of Provisional Application No. 60/476,555 of June 6, 2003 and issued on October 13, 2009. The expiration date is **June 7, 2024**.
U.S. Patent No. 9,078,441 (Method of Use) was issued on July 14, 2015. The expiration date is until **June 7, 2024**.
There are corresponding patents granted in Europe and Canada (European Patent No. EP 1644024, and Canadian Patent No. 2528522).
U.S. Patent No. 10,086,114 (Formulation/Enhanced Stability) was filed on November 4, 2016 and issued on Oct. 2, 2018. The expiration date is **November 4, 2036.**
Patent applications for Global IP filed on June 12, 2018 incl. Canada, China, Japan, Korea, European Patent Office.

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22 Competitive Landscape Company/Source Product/Components Status Features/Weaknesses CorMedix Neutrolin ® taurolidine, citrate, heparin Phase III trial in Prevention in HD; Available in Europe (CE Mark) Prevention only Anti - infective only being used in prophylaxis No company has United States regulatory approval . CorMedix is focused on development of lock solutions for the prevention of CRBSI in hemodialysis (HD) patients . There are no lock solutions in development for treating CRBSI patients and salvaging indwelling, infected CVCs . The current standard - of - care is to treat the bacteremia while removing and replacing the CVC usually in a new vascular access site . There are no products being developed for treatment of infected central venous lines. NASDAQ: CTXR

23 Mino - Lok® (minocycline/disodium EDTA/ethyl alcohol) • Treats catheter - related blood stream infections (CRBSIs). • Penetrates biofilm, eradicates bacteria and salvages infected, indwelling vascular catheters while providing anti - clotting properties. • Salvages central venous access in patients highly dependent on central lines and avoids the serious and expensive complications and morbidities associated with catheter removal and reinsertion. • Expected to be indicated as adjunctive therapy for the treatment of Catheter - Related Blood Stream Infections (CRBSI) in combination with appropriate systemic antibiotic(s). • Would have worldwide rights with appx. 16 years of exclusivity at time of launch. A major step forward in addressing a serious unmet medical need. NASDAQ: CTXR

Mino - Wrap CITI - 101 Minocycline/Rifampin (M/R) Gelatin Film Bioabsorbable Extended Release Antimicrobial Wrap for the Prevention of Breast Tissue Expander Infections

Background on Mastectomies

- Breast cancer is the most frequent cancer in women worldwide and is increasing particularly in developing countries where the majority of cases are diagnosed in late stages (WHO).
- Mastectomies have increased 36% from 2005 to 2013 in the US (1).
- The incidence of post-mastectomy breast reconstruction, following breast cancer treatment, has been increasing on an annual basis. In 2017, the American Society of Plastic Surgeons reported that over 105,000 women in the United States underwent a postmastectomy breast reconstructive procedure (2).
- Only 30% of the time breast reconstruction occurs simultaneously with the mastectomy; most occur weeks after (3).
- Approximately 80% of the time, a breast tissue expander (TE) is used in breast reconstructions (4).


Expander Implant

Sources:

1. New Data Show Mastectomies Increased 36 Percent From 2005 to 2013. Content last reviewed February 2016. Agency for Healthcare Research and Quality, Rockville, MD. https://www.ahrq.gov/news/newsroom/press-releases/2016/mastectomy-sb.html.
2. Liu, Daniel. "New Plastic Surgery Statistics and Breast Reconstruction Trends." American Society of Plastic Surgeons, American Society of Plastic Surgeons, 14 Mar. 2017, https://www.plasticsurgery.org/news/blog/new-plastic-surgery-statistics-and-breast-reconstruction-trends.
3. Miller AM , Steiner CA, Barrett ML, Fingar KR, Elixhauser A. Breast Reconstruction Surgery for Mastectomy in Hospital Inpatient and Ambulatory Settings, 2009–2014. HCUP Statistical Brief #228. October 2017. Agency for Healthcare Research and Quality, Rockville, MD. www.hcup-us.ahrq.gov/reports/statbriefs/sb228-Breast-Reconstruction-For-Mastectomy.pdf.
4. Rosenblatt et al. 2015. Novel in situ liquefying antimicrobial wrap for preventing tissue expander infections following breast reconstructive surgeries. J Biomed Mater Res Part B 2015:00B:000-000

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Background on Tissue Expanders A Tissue Expander (TE) serves as a temporary implant that is placed below the pectoralis muscle within the mastectomy space. Once a sufficiently large soft tissue envelope has been created, the TE is replaced by a permanent breast implant (two - stage approach). 26 NASDAQ: CTXR

Background: Rate of Infection Post - Mastectomy • The rate of infection following mastectomy with tissue expander (TE) is 2.4 to 24%. Estimated mean is 12 - 14%*. • Once the implant becomes infected, the patient is usually hospitalized requiring approximate 2 weeks of IV and/or oral antimicrobials; and the TE is removed leading to a delay of lifesaving chemoradiation therapy, and a more complex reconstruction in the future. • The preventive measures used to decrease the rate of TE infections are (a) systemic perioperative antimicrobial agents, (b) perioperative immersion of the implant or irrigation of the surgical pocket with an antimicrobial solution prior to insertion of the device, and (c) immediate postoperative oral antimicrobials. Except for (a), all of the other preventive modalities are of debatable use. Armstrong RW. Ann Plast Surg 1989;23:284 - 8 Francis SH. Plast Reconstr Surg 2009;124:1790 - 6 Rosenblatt et al. 2015. Novel in situ liquefying antimicrobial wrap for preventing tissue expander infections following breas t r econstructive surgeries. J Biomed Mater Res Part B 2015:00B. * Please note that the 12 - 14% estimate for mean infection rates is an estimate from clinicians and is not a published data point. 27 NASDAQ: CTXR

Mino - Wrap: Thesis • The highest risk for TE - related infections occurs at the time of surgery and as long as drains remain in place (about two weeks post - operatively) and there are portals for microbial colonization. • Mino - Wrap is a malleable, bioabsorbable, antimicrobial wrap that is placed over the TE in the surgical pocket as a solid film. It swells and liquefies in situ for a specified period of time providing extended protection against infection from the most likely pathogens. • Mino - Wrap is designed to allow the temporary tissue expander to be inflated without any restrictions, and to prevent infection and biofilm formation on the implant over longer durations than current practice. • The current standard of care (SOC) appears to be inadequate as the mean infection rate is very high compared to common surgical infection rates. 28 NASDAQ: CTXR

Mino-Wrap Development Plan (estimated as of Jan. 2020)


2019
2020
2021
2022
2023
2024
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Pre-Clinical And Clinical
Concept Planning and Risk Analysis
Pre-Clinical Studies*
Phase 2 Clinical Study
Phase 3 Study
Regulatory
FDA Pre-IND Consultations
FDA Pre-IND Meetings
IND Submission
Orphan drug request
EO Ph2 Meeting
Pre-NDA Meeting
NDA Submission
NDA Approval
Product and CMC
Product Development and Testing‡
Chemistry and Manufacturing Control (CMC) Development

* Pre-Clinical Studies includes in vitro and in vivo proof of concept studies, animal efficacy, and a 28-day IND-enabling safety and toxicology study.

‡ Product development and testing includes in vitro testing of prototype physical properties prior to manufacturing scale-up for CMC development.

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Halobetasol /Lidocaine Prescription Strength Topical for Symptomatic Hemorrhoid Treatment Halo - Lido CITI - 002

31 CITI - 002 ( halobetasol + lidocaine) Citius’ product candidate is expected to be the first FDA - approved prescription product to treat hemorrhoids in the US OTC Products are the Mainstay for Treatment of Grade I and II • Up to 5% of the U.S. population suffers from hemorrhoids, but there are no FDA - approved prescription products on the market • Over 10 million patients admit to symptoms of hemorrhoidal disease and one - third of them seek physician treatment • OTC hemorrhoid product sales are approximately 20 million units annually Existing Rx Treatments: “Grandfathered Products” • Several DESI topical cream formulations containing hydrocortisone and lidocaine are commonly prescribed to treat grade I and II hemorrhoids, but none are FDA - approved • In 2011, more than 4 million prescriptions were written in the U.S. for hemorrhoidal medications • Other topical DESI products for hemorrhoids contain hydrocortisone and pramoxine and have annual sales in excess of $80 million Commonly Used OTC Treatments Prescription, Non - approved Treatments NASDAQ: CTXR

Phase 2a Trial – Positive Directional Improvement • Faster Relief at Day 2 * 32 Pruritus Hydro - Lido achieved 88.9% relief at Day 2 compared to any of its components Pain and Discomfort Hydro - Lido achieved 85.7% relief of pain and discomfort at Day 2 compared to any of its components 88.90% 54.50% 77.80% 33.30% Hydro-Lido 3% Hydro 5% Lido Vehicle Day 2 Relief (Pruritus) 85.70% 50.00% 50.00% 50.00% Hydro-Lido 3% Hydro 5% Lido Vehicle Day 2 Relief (Pain and Discomfort) * Study was not powered to show statistical significance; its purpose was to inform future study design. NASDAQ: CTXR

Current Status 33 • Hydro/Lido Trial Results • Use more potent steroid, Halobetasol propionate (HBP), and maintain Lidocaine HCl (LH) • Formulation screen examined a gel and cream • Ongoing stability tests for new formula (cream and gel) • Completed Vasoconstriction Assay (VCA) study to determine optimum formulation • Selected cream (stability, color, consistency and elegance) • Manufactured scale - up in 2019 (for non - clinical and clinical studies) • Pre - clinical toxicology study required by FDA initiated in January, 2020 • IND Preparation expected to be filed in July 2020 • Phase 2b planning to be initiated in Q3 2020 NASDAQ: CTXR

Halo/Lido Development Plan (estimated as of Jan. 2020) 34 Phase 2a Clinical Study Product and Formulation Development Phase 2b Clinical Study Pre - Clinical Studies FDA Type C meeting IND Prep VCA 2015 2016 2017 2018 2019 2020 Q1 Q2 Q3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2021 Q1 Q2 Q3 Q4 NASDAQ: CTXR

35 CITIUS Corporate Summary • Addressing attractive diversified multi - billion dollar opportunities – Adjunctive Cancer Care/Infectious Disease and Gastrointestinal Disease • Portfolio addressing recognized unmet medical needs with cost - saving or cost - effective solutions with low risk development pathways • Multiple staged near - term milestones • Highly experienced and successful Management Team, Board of Directors, and Scientific Advisory Board • Partnership with MD Anderson Cancer Center in developing novel anti - infectives in cancer NASDAQ: CTXR

Financial Summary (as of 01.20.2020) Current Cap Table Sha r es % of Fully Diluted Basic Shares Outstanding 31,348,299 54.6 % Warrants 23,246,172 40.4 % Options 2,751,838 4.8 % Unit Purchase Options 100 , 667 0. 2 % Fully Diluted Shares Outstanding 57,446,976 100% Principal Insider and Former Insider Shareholders (1) ( 98 Holders of Record) Leonard Mazur ( 47.4%) Myron Holubiak ( 11.3% ) Reinier Beeuwkes, PhD ( 2.1% ) Geoffrey Clark ( 2.1% ) Stock Price Current Price $ 1 . 14 52 Week High $ 1.59 52 Week Low $ 0 . 40 (1) Beneficial stock ownership as calculated under rules of the Securities Exchange Commission. 36 NASDAQ: CTXR

37 Corporate Profile Citius Pharmaceuticals, Inc. 11 Commerce Drive First Floor Cranford, NJ 07016 908 - 967 - 6677 www.citiuspharma.com IRTH Communications Robert Haag, Managing Director 866 - 976 - 4784 CTXR@irthcommunications.com Media and Investor Relations: NASDAQ: CTXR